LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

(the “Trust”)

LVIP BlackRock Advantage Allocation Fund

LVIP Franklin Templeton Multi-Asset Opportunities Fund

(each a “Fund,” and collectively, the “Funds”)

Supplement dated March 9, 2022

to each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information

dated May 1, 2021

This Supplement provides information about the Funds. You may obtain a copy of each Fund’s Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement,

have the meanings assigned to them in the Prospectus.

At a meeting held on March 7-8, 2022 of the Board of Trustees (“Board”) of the Trust, the Board approved an Agreement and Plan of Reorganization to merge each Fund with and into the LVIP BlackRock Global Allocation Fund (the “Acquiring Fund”), a series of the Trust (the “Reorganization”). The Reorganization is not expected to be a taxable event for contract holders. More information about the Acquiring Fund and the definitive terms of the proposed Reorganization will be included in proxy materials.

The Reorganization is subject to certain conditions, including approval by shareholders of each Fund. Proxy materials regarding the merger will be distributed to owners of the variable annuity contracts or variable life insurance policies, as applicable, who are shareholders of each Fund, as of the close of business on February 22, 2022 (“Record Date”). A meeting of shareholders, as of the Record Date, to consider the Reorganization is scheduled to be held on or about June 6, 2022, and the Reorganization of each Fund is expected to be completed on or about June 10, 2022 (“Closing Date”).

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Acquiring Fund, nor is it a solicitation of any proxy. The prospectus/proxy statement contains important information about fund objectives, strategies, fees, expenses and risk considerations. The prospectus/proxy statement is also available for free on the SEC’s website (www.sec.gov). Please read the prospectus/proxy statement carefully before making any decision to invest or when considering the Reorganization proposal.

Transfers in and out of the Funds. At any time prior to the Closing Date, contract owners may transfer out of the Fund consistent with the transfer provisions of the applicable variable life insurance or variable annuity product prospectus. Contract owners may transfer into any other available investment option under their policy or contract. Please see your variable product prospectus for information about other funds available for investment within your product. Please see your variable product prospectus for more information on transfers, including any restrictions on transfers into the Fund before the Closing Date.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE